UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2026

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

Bel Fuse Inc. (the “Company”) is filing this Current Report on Form 8-K to recast audited historical segment information from its Annual Report on Form 10-K for the year ended December 31, 2025 (filed with the Securities and Exchange Commission (“SEC”) on February 24, 2026 (“Form 10-K”)), due to a recent change in its reportable segments. This Current Report on Form 8-K is filed solely to comply with the technical requirements of applicable SEC rules, and the information contained herein is not an amendment to, or a restatement of, the Form 10-K. The Company previously filed (on April 6, 2026) a separate Current Report on Form 8-K recasting this information for certain prior periods. This current report is being filed to provide such recast of our audited financial statements for the fiscal years ended December 31, 2025, 2024, and 2023.

As previously disclosed, effective the first quarter of 2026, the Company carried out a strategic realignment of its business units. Beginning with the fiscal quarter ended March 31, 2026 (and as reflected in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026), the Company now reports results under two reportable segments: (1) Aerospace, Defense & Rugged Solutions; and (2) Industrial Technology & Data Solutions. The Company no longer reports results based on its prior Power Solutions and Protection, Connectivity Solutions and Magnetic Solutions segments. This realignment had no impact on the Company’s historical consolidated financial position, results of operations, or cash flows.

Exhibit 99.1 to this Current Report on Form 8-K provides recast segment information within the following items of the Form 10-K to reflect the changes made to the Company’s segment reporting and the related impacts to segment disclosures resulting from the recast:

●	Part I, Item 1. Business (solely to reflect changes regarding the organization of the Company’s reportable segments);
●	Part I, Item 1A. Risk Factors (solely to update segment references);
●	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
●
Part II, Item 8. Financial Statements and Supplementary Data (solely to reflect changes in the “Notes to Consolidated Financial Statements,” specifically “Note 1 – Description of Business and Summary of Significant Accounting Policies,”  “Note 3 – Acquisition,” “Note 4 – Revenue,” “Note 5 – Goodwill and Other Intangible Assets,” and “Note 14 – Segments”).

This Current Report on Form 8-K does not reflect changes or events occurring subsequent to the original filing of the Form 10-K and does not modify or update the disclosures in any way, other than as required to retrospectively recast the change in segment reporting. This Current Report on Form 8-K should be read in conjunction with the Company’s Form 10-K, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, and other periodic and current reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Updates, where applicable, to Part I, Item 1. Business, Part I, Item 1A. Risk Factors, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplementary Data, from Bel Fuse’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on February 24, 2026
101	Interactive Data Files (embedded within the Inline XBRL document).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Language Concerning Forward-Looking Statements

This report and the exhibits attached hereto (collectively, the “Report”) contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to our statements regarding future events, performance, plans, intentions, beliefs, expectations and estimates, including statements regarding matters such as trends and expectations as to our sales, and gross margin, and as to our products, product groups, customers, and end markets; statements about additions to the leadership team and expectations regarding further alignment of the organization with customer needs and industry trends; statements about growth strategy and growth initiatives, teamwork, exploration of new opportunities, and the Company’s evolution; and statements regarding our expectations and beliefs regarding trends in the Company's business and industry and the markets in which Bel operates, and about broader market trends and the macroeconomic environment generally, and other statements regarding the Company's positioning, its strategies, future progress, investments, plans, targets, goals, and other focuses and initiatives, and the expected timing and potential benefits thereof. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “forecast,” “outlook,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Bel’s control. Bel’s actual results could differ materially from those stated or implied in our forward-looking statements (including without limitation any of Bel’s projections) due to a number of factors, including but not limited to, difficulties associated with integrating previously acquired companies, including any unanticipated difficulties, or unexpected or higher than anticipated expenditures, relating to Bel's November 2024 acquisition of Enercon, and including, without limitation, the risk that Bel is unable to integrate the Enercon business successfully or difficulties that result in the failure to realize the expected benefits and synergies within the expected time period (if at all); the possibility that Bel’s intended acquisition of the remaining 20% stake in Enercon is not completed in accordance with the shareholders agreement as contemplated for any reason, and any resulting disruptions to Bel’s business and its currently 80% owned Enercon subsidiary as a result thereof; trends in demand which can affect Bel's products and results, including that demand in Enercon’s end markets can be cyclical, impacting the demand for Enercon’s products, which could be materially adversely affected by reductions in defense spending; the market concerns facing Bel's customers, and risks for the Company’s business in the event of the loss of certain substantial customers; the continuing viability of sectors that rely on Bel's products; the effects of business and economic conditions, and challenges impacting the macroeconomic environment generally and/or Bel's industry in particular; the effects of rising energy and other input costs, and cost changes generally, including the potential impact of inflationary pressures; capacity and supply constraints or difficulties, including supply chain constraints or other challenges; the impact of public health crises; difficulties associated with the availability of labor, and the risks of any labor unrest or labor shortages; risks associated with Bel’s international operations, including Bel's substantial manufacturing operations in China, and following Bel’s November 2024 acquisition of Enercon, risks associated with operations in Israel, which may be adversely affected by political or economic instability, military activity (including the ongoing Iran war), major hostilities or acts of terrorism in the region; risks associated with restructuring programs or other strategic initiatives, including any difficulties in implementation or realization of the expected benefits or cost savings; product development, commercialization or technological difficulties; the regulatory and trade environment including the potential effects of the imposition or modification of new or increased tariffs either by the U.S. government on foreign imports or by a foreign government on U.S. exports related to the countries in which Bel transacts business and trade restrictions that may impact Bel, its customers and/or its suppliers, and risks associated with the evolving trade environment, trade restrictions, and changes in trade agreements, and general uncertainty about future changes in trade and tariff policy and the associated impacts of those changes; risks associated with fluctuations in foreign currency exchange rates and interest rates; uncertainties associated with legal proceedings; the market’s acceptance of the Company's new products and competitive responses to those new products; the impact of changes to U.S. and applicable foreign legal and regulatory requirements, including tax laws; and the risks detailed in Bel’s most recent Annual Report on Form 10-K  and in subsequent reports filed by Bel with the Securities and Exchange Commission, as well as other documents that may be filed by Bel from time to time with the Securities and Exchange Commission. In light of the risks and uncertainties impacting Bel's business, there can be no assurance that any forward-looking statement will in fact prove to be correct. Past performance is not necessarily indicative of future results. The forward-looking statements included in this Report represent Bel’s views as of the date of this Report. Bel anticipates that subsequent events and developments will cause its views to change. Bel undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Bel’s views as of any date subsequent to the date of this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026	BEL FUSE INC.
(Registrant)

By:	/s/Farouq Tuweiq
Farouq Tuweiq
President and Chief Executive Officer